Equity Incentive Plan	6 Months Ended
Jun. 30, 2014
Equity Incentive Plan [Abstract]
Equity Incentive Plan
13.      Equity Incentive Plan:

On March 21, 2013, the Company's Board of Directors adopted the 2013 Equity Incentive Plan (the 2013 Plan) and reserved for issuance 240,000 common shares thereunder. The Plan is designed to provide certain key persons, whose initiative and efforts are deemed to be important to the successful conduct of the business of the Company with incentives to enter into and remain in the service of the Company, acquire an interest in the success of the Company, maximize their performance and enhance the long-term performance of the Company. As of June 30, 2014, all of the respective shares have been granted and vested.
On March 21, 2013, 239,333 restricted common shares were granted to certain directors, officers, employees of the Company, the respective shares were issued on September 11, 2013, and vested on March 21, 2014. Additionally, on the same day, 12,000 restricted common shares were granted to the Company's former director Mr. Espig, the respective shares vested immediately and were issued on June 27, 2013. The fair value of each share was $6.46 and was determined by reference to the closing price of the Company's common stock on the grant date.
On February 20, 2014, the Company's Board of Directors adopted the 2014 Equity Incentive Plan (the 2014 Plan) and reserved for issuance 430,000 common shares thereunder. The terms and conditions of the 2014 Plan are substantially similar to the terms and conditions of Company's previous equity incentive plans.
On February 20, 2014, 394,167 restricted common shares were granted to certain directors, officers, employees of the Company, the respective shares will vest on March 20, 2015. Additionally, on the same day, 8,000 restricted common shares were granted to two Company's directors Mr. Softeland and Mr. Erhardt, which vested immediately. The fair value of each share was $10.86, based on the closing price of the Company's common stock on the grant date. The respective shares were issued in May 2014 along with 9,333 common shares to the Company's Chief Executive Officer, representing the first installment of his minimum guaranteed incentive award in accordance with his consultancy agreement dated May 3, 2013.
All non-vested shares vest based on upon the grantee's continued service as an employee of the Company, or as a director until the applicable vesting date. The grantee does not have the right to vote such non-vested shares until they vest or exercise any right as a shareholder of these shares, although, the issued and non-vested shares pay dividends as declared. The dividends of these shares are forfeitable.
The Company estimates that there will be no forfeitures of non-vested shares. The shares which are issued in accordance with the terms of the Company's equity incentive plans remain restricted until they vest. For the six month periods ended June 30, 2013 and 2014, stock based compensation cost was $600 and $1,903, respectively, and is included under “General and administrative expenses” in the accompanying unaudited interim condensed consolidated statements of operations.

A summary of the status of the Company's non-vested shares as of June 30, 2014 and the movement during the year ended December 31, 2013 and the six month period ended June 30, 2014, is presented below.

	Number of shares	Weighted Average Grant Date Fair Value

Unvested as at January 1, 2013	18,667	$36.75
Granted	279,333	6.43
Vested	(21,333)	19.71
Unvested as at June 30, 2013	276,667	$7.46

Unvested as at January 1, 2014	276,667	$7.46
Granted	402,167	10.86
Vested	(266,000)	7.65
Unvested as at June 30, 2014	412,834	$10.65

As of June 30, 2014, there was $2,917 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Equity Incentive Plans. The cost is expected to be recognized over a weighted-average period of 0.74 years.